REGISTRATION RIGHTS UNDERTAKING


                                       By


                         DUCK HEAD APPAREL COMPANY, INC.



                                       For



                        THE BENEFIT OF WILLIAM V. ROBERTI















                                December 30, 2000





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         REGISTRATION RIGHTS UNDERTAKING (this "Undertaking")is made and entered into as of December 30, 2000, by Duck Head Apparel Company, Inc., a Georgia corporation ("Duck Head"), for the benefit of William V. Roberti ("Roberti").

         WHEREAS, Roberti is the President and Chief Operating Officer of Duck Head; and

         WHEREAS, Roberti has the right to acquire from Duck Head up to 250,000 shares of Duck Head common stock (the "Subject Shares"); and

         WHEREAS, Duck Head believes that its best interests and the interests of its shareholders would be served by Roberti acquiring the Subject Shares; and

         WHEREAS, Roberti is willing to acquire the Subject Shares on the condition that Duck Head agrees to provide to Roberti the Registration Rights set forth herein;

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, Duck Head, intending legally to be bound, hereby agrees as follows:

         SECTION 1. Definitions. As used in this Undertaking, the following terms shall have the following meanings:

         "Affiliate" of any Person means any other Person who either directly or indirectly is in control of, is controlled by or is under common control with such Person.

         "Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which New York City banking institutions are authorized by law, regulation or executive order to close.

         "Employment Termination Event" shall mean the termination by Duck Head of Roberti's employment with Duck Head for any reason other than Cause, as defined below. For purposes of this Undertaking, Cause shall be deemed to occur if Duck Head shall terminate Roberti's employment under one or more of the following circumstances, as determined in the sole, good faith judgment of a majority of the Board of Directors of Duck Head (the "Board"):

     a. the commission by Roberti of an act or acts of fraud, theft, embezzlement or dishonesty; or
     b. the failure or refusal by Roberti to perform and discharge the duties, responsibilities and obligations assigned to Roberti by the Board from time to time or the failure of Roberti to follow reasonable directives and performance standards established by the Board; or
     c. the commission by Roberti of any illegal act or act of moral turpitude or willful misconduct that may adversely affect Duck Head or Roberti's ability effectively to serve as President of Duck Head; or
     d. intentional material damage by Roberti to the property or business of Duck Head.

A termination by Roberti of his employment with Duck Head shall not be deemed to be an Employment Termination Event.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended (or any successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

         "Holder" shall mean Roberti and the heirs, personal representatives, successors and permitted assigns of Roberti. For purposes of this Undertaking, Duck Head may deem the registered holder of a Registrable Security as the Holder thereof.

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         "Holders of a Majority of the  Registrable  Securities"  shall mean, at any particular date of determination, a Holder or Holders holding more than 50% of the Registrable Securities.

         "Holders of a Majority of Securities in Registration" shall mean, at any particular date of determination, a Holder or Holders holding more than 50% of the Registrable Securities that are the subject of an ongoing demand registration pursuant to Section 3.

         "Material  Development  Election"  shall have the  meaning set forth in
Section 6 hereof.

         "Person" shall mean an individual, partnership, corporation, limited liability company, joint venture, trust or unincorporated organization, a government or political subdivision thereof or any other entity.

         "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus.

         "Registrable Securities" shall mean, subject to the limitations set forth in Section 2 hereof, (i) the Subject Shares; and (ii) any other securities issued as a result of or in connection with any stock dividend, stock split or reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of such shares.

         "Registration Expenses" shall have the meaning set forth in Section 7 hereof.

         "Registration Statement" shall mean any registration statement that covers any of the Registrable Securities pursuant to the provisions of this Undertaking, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

         "Restricted Securities" shall have the meaning set forth in Section 2 hereof.

         "Rule 144" shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

         "Rule 415" shall mean Rule 415 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

         "SEC" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Securities  Act" shall mean the Securities Act of 1933, as amended (or
any  similar  successor   federal  statute),   and  the  rules  and  regulations
thereunder, as the same are in effect from time to time.

         "Underwritten Offering" shall mean an offering that is registered under the Securities Act in which securities of Duck Head are sold to an underwriter for reoffering to the public.

         SECTION 2. SECURITIES SUBJECT TO THIS UNDERTAKING; EFFECTIVENESS OF THIS UNDERTAKING; DUCK HEAD'S OPTION TO TERMINATE DEMAND REGISTRATION.

         (a) The securities entitled to the benefits of this Undertaking are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security. A Registrable Security that has ceased to be a Registrable Security cannot

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thereafter  become  a  Registrable  Security.  As  used  herein,  a  "Restricted
Security" is a Registrable Security that has not been effectively registered under the Securities Act and distributed in accordance with the Securities Act and that is not eligible to be distributed by a Holder pursuant to Rule 144.

         (b) Sections 3 and 4 of this Undertaking shall have no force or effect unless and until an Employment Termination Event occurs with respect to Roberti prior to January 1, 2002. Upon the occurrence of an Employment Termination Event prior to January 1, 2002, the Holders shall have the rights set forth in this Undertaking. In the absence of an Employment Termination Event prior to January 1, 2002, neither Roberti nor any Holder shall have any registration rights under this Undertaking.

         (c) In the event that pursuant to Section 3 Holders demand registration of their Registrable Securities, Duck Head shall have the option (exercisable in its sole discretion by written notice to such Holders at any time prior to the declaration by the SEC of effectiveness of the Registration Statement relating thereto) to terminate Duck Head's obligation to register such Registrable Securities pursuant to Section 3; provided that, in such written notice, Duck Head irrevocably commits in writing (or provides to the Holders the irrevocable commitment in writing of one or more persons designated by Duck Head and financially capable of acquiring such Registrable Securities and/or Duck Head) to acquire the Registrable Securities from such Holders at the Option Purchase Price (as hereinafter defined) on a closing date selected by Duck Head (the "Closing Date") that is no later than 10 Business Days following the date of such notice. For purposes of this paragraph (c), Duck Head and/or such designated person or persons shall be referred to as the "Purchaser(s)". In the event that Duck Head exercises the option described in this Section 2(c), each Holder that had demanded registration of Registrable Securities of the Holder pursuant to Section 3 shall be obligated to sell such Registrable Securities to the Purchaser(s) at the Closing Date. On the Closing Date, each such Holder shall deliver to Duck Head and/or such other Purchaser(s) (as denominated by Duck Head) certificates covering such Registrable Securities, with the necessary assignments or stock powers signed, together with a written representation from such Holder that such Holder is the owner of, with the full right to transfer, such Registrable Securities, and that such Registrable Securities are not subject to any claim, lien or other encumbrance. On the Closing Date, the Purchaser(s) shall deliver payment to each such Holder of the Option Purchase Price for the Holder's Registrable Securities being purchased. The "Option Purchase Price" shall be the product of (i) the number of applicable Registrable Securities, multiplied by (ii) the average of the per share closing trading price of the Duck Head common stock for the twenty (20) trading days prior to the Closing Date.

         SECTION 3.  DEMAND REGISTRATION.

         (a) Demand. Upon the written request of Holders of a Majority of the Registrable Securities, requesting that Duck Head effect the registration under the Securities Act of Registrable Securities in connection with an Underwritten Offering thereof, Duck Head will use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of the Registrable Securities that Duck Head has been so requested to register by such Holders. Duck Head shall not be obligated to effect more than two demand registrations pursuant to this Section 3 and Duck Head shall not be obligated to effect more than one demand registration pursuant to this Section 3 in any twelve-month period. Duck Head shall not be obligated to effect any registration under this Section 3 unless the aggregate fair market value of the Registrable Securities proposed for registration is at least $250,000.

         Upon receipt of any request for registration pursuant to this Section 3, Duck Head shall promptly give written notice of such request to all other Holders (if any). Duck Head shall include in the requested registration all Registrable Securities requested to be included by such of the other Holders who shall make such request by written notice to Duck Head delivered within 10 Business Days of their receipt of Duck Head's notice. If Duck Head shall receive a request for inclusion in the registration of the Registrable Securities of additional Holders, it shall promptly so inform the Holders who made the initial request for registration.

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         Holders of a Majority of  Securities in  Registration  may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke such request by providing a written notice to Duck Head
revoking  such  request.   If  so  requested,   Duck  Head  shall  withdraw  the
Registration Statement, but such withdrawn registration shall nevertheless constitute one demand registration pursuant to this Section 3.

         (b) Effectiveness of Registration Statement. Duck Head agrees to use its best reasonable efforts to (i) cause the Registration Statement relating to any demand registration pursuant to this Section 3 to become effective as promptly as practicable; (ii) thereafter keep such Registration Statement effective continuously for the period specified in the next succeeding paragraph; and (iii) prevent the happening of any event of the kinds described in clauses (4), (5) and (6) of Section 5(a)(ii) hereof.

         A demand registration requested pursuant to this Section 3 will not be deemed to have been effected unless the Registration Statement relating thereto has become effective under the Securities Act and remains continuously effective (except as otherwise permitted under this Undertaking) for a period ending on the earlier of (i) the date that is 120 days after the effective date of such Registration Statement (subject to extension as provided in Sections 5(c) and 6 hereof), and (ii) the date on which all Registrable Securities covered by such Registration Statement have been sold and the distribution contemplated thereby has been completed; provided, however, that if, after such Registration
Statement has become effective, the offering of the Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or similar order of the SEC or other governmental agency or court (other than by reason of any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished by a Holder to Duck Head specifically for inclusion therein), such Registration Statement will be deemed not to be effective.

         (c) Inclusion of Other Securities. Duck Head, and any other holder of Duck Head's securities that has registration rights, may include its securities in any demand registration effected pursuant to this Section 3; provided, however, that, if the managing underwriter or underwriters of the Underwritten Offering contemplated thereby advise the Holder or Holders in writing that the total amount or kind of securities that Duck Head or any such other holder intends to include in such proposed public offering is sufficiently large to materially adversely affect the success of the proposed public offering requested by the Holder or Holders, then the amount or kind of securities to be offered for the account of Duck Head or any such other holder shall be reduced to the extent necessary to reduce the total amount or kind of securities to be included in such proposed public offering to the amount or kind recommended by such managing underwriter or underwriters.

         SECTION 4. PIGGYBACK REGISTRATION. If Duck Head at any time proposes to file a registration statement with respect to any class of equity securities, whether for its own account (other than a registration statement on Form S-4 or S-8 (or any successor or substantially similar form) or a registration statement covering (A) an employee stock option, incentive stock award, stock purchase or compensation plan or securities issued or issuable pursuant to any such or similar plan, or (B) a dividend reinvestment plan) or for the account of a holder of securities of Duck Head pursuant to registration rights granted by Duck Head (a "Requesting Securityholder") (other than for the registration of securities for sale on a continuous or delayed basis pursuant to Rule 415), then Duck Head shall in each case give written notice of such proposed filing to all Holders of Registrable Securities at least ten Business Days before the anticipated filing date of any such registration statement by Duck Head, and such notice shall offer to all Holders the opportunity to have any or all of the Registrable Securities held by such Holders included in such registration statement. Each Holder of Registrable Securities desiring to have its Registrable Securities registered under this Section 4 shall so advise Duck Head in writing within five Business Days after the date of receipt of such notice (which request shall set forth the amount of Registrable Securities for which

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registration  is  requested),  and Duck Head shall include in such  Registration
Statement all such Registrable Securities so requested to be included therein; provided, that, in the event such Registration Statement is for an Underwritten Offering, the Holders of Registrable Securities included therein shall join in the underwriting on the same terms and conditions as Duck Head or the Requesting Securityholders except that the Holders of Registrable Securities shall not be required to give any representations and warranties relating to Duck Head, but shall execute any underwriting agreement, "lock-up" letters or other customary agreements or documents executed by Duck Head or the Requesting Securityholders
in  connection  therewith.   Notwithstanding  the  foregoing,  if  the  managing
underwriter or underwriters of any such proposed public offering advise Duck Head in writing that the total amount or kind of securities that the Holders of Registrable Securities, Duck Head, the Requesting Securityholders and any other Persons intended to be included in such proposed public offering is sufficiently large to materially adversely affect the success of such proposed public offering, then the amount or kind of securities to be offered for the accounts of Holders of Registrable Securities shall be reduced pro rata, together with the amount or kind of securities to be offered for the accounts of any other Persons (other than Duck Head) requesting registration of securities pursuant to rights substantially similar to the rights of Holders under this Section 4, to the extent necessary to reduce the total amount or kind of securities to be included in such proposed public offering to the amount or kind recommended by such managing underwriter or underwriters before the securities offered by Duck Head or any Requesting Securityholder are so reduced. Duck Head may at any time abandon or suspend any proposed registration covered by this Section 4.

         SECTION 5.  REGISTRATION PROCEDURES.

         (a) General. In connection with Duck Head's registration obligations pursuant to Section 3 hereof, Duck Head will:

                  (i) prepare and file with the SEC a new Registration Statement or such amendments and post-effective amendments to an existing Registration Statement as may be necessary to keep such Registration Statement effective for the time periods set forth in Section 3(b); provided, however, that no
Registration Statement shall be required to remain in effect after all Registrable Securities covered by such Registration Statement have been sold and distributed as contemplated by such Registration Statement; and, provided, further, that Duck Head shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (other than any amendment or supplement made solely as a result of the incorporation by reference of documents filed with the SEC subsequent to the filing of such Registration Statement) to which the managing underwriter or underwriters of the applicable offering or the Holders of a majority of the Registrable Securities covered by such Registration Statement or Duck Head shall have reasonably objected in writing to the effect that such Registration Statement or amendment thereto or Prospectus or supplement thereto does not comply in all material respects with the requirements of the Securities Act (provided that the foregoing shall not limit the right of any Holder whose Registrable Securities are covered by a Registration Statement promptly to reasonably object to any particular information that is to be contained in such Registration Statement, amendment, Prospectus or supplement that relates specifically to such Holder), and if Duck Head is unable to file any such document due to the objections of such underwriter or underwriters or such Holders, Duck Head shall use its best efforts to cooperate with such underwriter or underwriters and Holders to prepare, as soon as practicable, a document that is responsive in all material respects to the reasonable objections of such underwriter or underwriters and Holders; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply in all material respects with the provisions of the Securities Act applicable to Duck Head with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus (it being understood that Duck Head shall not be deemed to have used its best efforts to keep a Registration Statement effective during the applicable period if any action is taken by Duck Head (other than actions taken by Duck Head in the course of its business) that would result in Holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period unless such action is required under applicable law or as contemplated under Section 5(c) or 6 hereof);

                  (ii) notify the selling Holders of Registrable Securities and the managing underwriter or underwriters promptly (1) when a new Registration Statement, amendment thereto, Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any new

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Registration  Statement  or  post-effective   amendment,   when  it  has  become
effective, (2) of any request by the SEC for amendments or supplements to any Registration Statement or Prospectus or for additional information, (3) of the issuance by the SEC of any comments with respect to any filing, (4) of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for such purpose, (5) if at any time the representations and warranties of Duck Head contemplated by paragraph
(xi) below cease to be true and correct as of any time they are required to be true and correct, (6) of any suspension of the qualification of the Registrable Securities for sale in any jurisdiction in the United States or the initiation or threatening of any proceeding for such purpose, and (7) of the happening of any event that makes any statement of a material fact made in any Registration Statement, Prospectus or any document incorporated therein by reference untrue or that requires the making of any changes in any Registration Statement, Prospectus or any document incorporated therein by reference in order to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading; and make every reasonable effort to obtain as promptly as practicable the withdrawal of any order or other action suspending the effectiveness of any Registration Statement or suspending the qualification or registration (or exemption therefrom) of the Registrable Securities for sale in any jurisdiction in the United States;

                  (iii) if reasonably requested by the managing underwriter or underwriters or a Holder of Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters and the Holders of a majority of the Registrable Securities being sold in such Underwritten Offering agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information  with  respect  to the  aggregate  number of  shares of  Registrable
Securities being sold to the underwriters, the purchase price being paid therefor by the underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering; and promptly make all required filings of such Prospectus supplement or post-effective amendment;

                  (iv) promptly after the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to each selling Holder of Registrable Securities and the managing underwriter or underwriters (unless such document has been filed with the SEC in electronic format, such as on EDGAR);

                  (v) furnish to each selling Holder of Registrable Securities and the managing underwriter or underwriters, without charge, at least one manually signed or "edgarized" copy and as many conformed copies as may reasonably be requested, of the then effective Registration Statement and any post-effective amendment thereto, and one copy of all financial statements and schedules, all documents incorporated therein by reference and all exhibits thereto (including those incorporated by reference);

                  (vi) deliver to each selling Holder of Registrable Securities and the managing underwriter or underwriters, without charge, as many copies of the then effective Prospectus (including each prospectus subject to completion) and any amendments or supplements thereto as such Persons may reasonably request;

                  (vii) use reasonable best efforts to register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as any selling Holder of Registrable Securities or underwriter reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable securities covered by the then effective Registration Statement; provided, however, that Duck Head will not be required to (1) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, but for this paragraph (vii), or (2) subject itself to general taxation in any such jurisdiction;

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

                  (viii) cooperate with the selling Holders of Registrable Securities and the managing underwriter or underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and cause such Registrable Securities to be issued in such denominations and registered in such names as the managing underwriter or underwriters may request in writing at least two Business Days prior to any sale of Registrable Securities to the underwriters;

                  (ix) upon the occurrence of any event  contemplated  by clause
(7) of Section 5(a)(ii) hereof, promptly prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (x) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange (or quotation system-operated by a national securities association) on which identical securities issued by Duck Head are then listed, and enter into customary agreements including, if necessary, a listing application and indemnification agreement in customary form with such exchange or securities association;

                  (xi) enter into an underwriting agreement and take all such other actions in connection therewith in order to expedite and facilitate the disposition of such Registrable Securities, in each case as the managing underwriter or underwriters reasonably determine is reasonable and customary and, in connection therewith, (1) make such representations and warranties to the underwriters in form, substance and scope as are customarily made by issuers to underwriters in secondary underwritten offerings; (2) obtain opinions of counsel to Duck Head and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriters and shall cover the matters customarily covered in opinions requested in secondary underwritten offerings); (3) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of Duck Head addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary underwritten offerings; (4) cause the underwriting agreement to set forth in full the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to Section 8; and (5) deliver such documents and certificates as may be reasonably requested by the managing underwriter or underwriters to evidence compliance with clause (1) of this
Section 5(a)(xi) and with any customary conditions contained in the underwriting agreement or other agreement entered into by Duck Head in respect of the relevant offering;

                  (xii) provide a CUSIP number for the Registrable Securities no later than the effective date of the Registration Statement;

                  (xiii) otherwise use its best efforts to comply in all material respects with all applicable rules and regulations of the SEC relating to such registration and the distribution of the securities being offered and, to the extent applicable, make generally available to its securities holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and complying with Rule 158 of the SEC thereunder;

                  (xiv) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.;

                  (xv) make available for inspection by a representative of the Holders of the Registrable Securities covered by such Registration Statement, any managing underwriter or underwriters participating in any disposition pursuant to such registration and any attorney or accountant retained by the sellers or such underwriters, all financial and other records, pertinent corporate documents and properties of Duck Head and cause Duck Head's officers, directors and employees to supply all information reasonably requested by, and to cooperate fully with, any such representative, underwriter, attorney or accountant in connection with such registration, and otherwise to cooperate fully in connection with any reasonable due diligence investigation; provided that such representatives, underwriters, attorneys or accountants enter into a confidentiality agreement, in form and substance reasonably satisfactory to Duck Head, prior to the release or disclosure to them of any such information, records or documents; subject to the proviso in Section 5(a)(vii) hereof, cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to enable the seller or sellers thereof or the underwriters, to consummate the disposition of such Registrable Securities (other than as may be required by a law applicable to a selling Holder by reason of its own activities or business other than the sale of Registrable Securities); and

                  (xvii) use its best efforts to take all action reasonably necessary or advisable to effect such registration in the manner contemplated by this Undertaking.

         (b) Duck Head may require each seller of  Registrable  Securities as to which any registration is being effected to furnish to Duck Head such information regarding such seller and the distribution of such securities as Duck Head may from time to time reasonably request. Each Holder of Registrable Securities agrees by its acquisition of such Registrable Securities that Duck Head may appoint any managing underwriter or underwriters for an Underwritten Offering pursuant to Section 3 hereof, which managing underwriter or underwriters shall be reasonably satisfactory to the Holders of a majority of Registrable Securities to be included in such Underwritten Offering.

         (c) Each Holder of Registrable Securities agrees by its acquisition of such Registrable Securities that, upon receipt of any notice from Duck Head of the happening of any event of the kind described in Section 5(a)(ii) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the then current Prospectus until (i) such Holder is advised in writing by Duck Head that a new Registration Statement covering the offer of Registrable Securities has become effective under the Securities Act, (ii) such Holder receives copies of a supplemented or amended Prospectus contemplated by
Section 5(a) hereof, or (iii) such Holder is advised in writing by Duck Head that the use of the Prospectus may be resumed. If Duck Head shall have given any such notice during a period when a demand registration pursuant to Section 3 hereof is in effect, Duck Head shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Undertaking by the number of days during which any such disposition of Registrable Securities is discontinued pursuant to this Section 5(c). Duck Head shall use its best reasonable efforts to limit the duration of any discontinuance with respect to the disposition of Registrable Securities pursuant to this Section 5(c).

         SECTION 6. MATERIAL DEVELOPMENT ELECTION. Duck Head shall be entitled, from time to time, but on each occasion for a period of time not to exceed 120 consecutive days, to postpone the filing of any Registration Statement otherwise required to be prepared and filed by it pursuant to Section 3 hereof and/or to request that the Holders refrain from effecting any public sales or distributions of their Registrable Securities if the board of directors of Duck Head determines in its reasonable business judgment that such registration and/or such public sales or distributions would interfere in any material respect with any financing, acquisition, corporate reorganization or other transaction or development involving Duck Head or any subsidiary of Duck Head that in the reasonable business judgment of such board is a transaction or development that is or would be material to Duck Head (a "Material Development Election"). The board of directors of Duck Head shall, as promptly as practicable, give the Holders written notice of any such Material Development Election. In the event of a determination by the board of directors to postpone the filing of a Registration Statement otherwise required to be filed pursuant to Section 3 hereof, Duck Head shall be required to file such Registration Statement as soon as reasonably practicable after the board of directors of Duck Head shall determine, in its reasonable business judgment, that the filing of such Registration Statement and the offering thereunder shall not interfere with the aforesaid material transaction or development, but in any event no later than the end of such 120 day period. In addition, if the board of directors of Duck Head has requested that the Holders refrain from making public sales or distributions of their Registrable Securities, such board shall, as promptly as practicable following its determination that the Holders may recommence such public sales and distributions, notify such Holders in writing of such determination (but in any event no later than the end of such 120 day period). In the event Duck Head shall exercise a Material Development Election during a period when a Registration Statement filed pursuant to Section 3 is in effect, the time period specified in Section 3(b) hereof during which such Registration Statement is required to be kept effective shall be extended by the number of days during which the Holders are prohibited by Duck Head from publicly selling or distributing their securities as a result of such Material Development Election.

         SECTION 7. REGISTRATION EXPENSES. All expenses incident to Duck Head's performance of or compliance with this Undertaking, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities), the fees and disbursements of counsel retained by Duck Head (but not counsel, if any, retained by any Holders of Registrable Securities), printing expenses (including expenses of printing Prospectuses), delivery expenses, internal Duck Head expenses (including all salaries and expenses of its officers and employees), fees and disbursements of Duck Head's independent certified public accountants (including the expenses of any "comfort" letters required by or incident to such performance or compliance), securities acts liability insurance (if Duck Head elects to obtain such insurance), fees and expenses of any special experts retained by Duck Head in connection with any registration hereunder and the fees and expenses of any other Person retained by Duck Head (all such fees and expenses being referred to as "Registration Expenses"), shall be borne by Duck Head, whether or not any Registration Statement becomes effective; provided, however, that Registration Expenses shall not include any underwriting discounts, commissions or fees attributable to the sale of the Registrable Securities.

         SECTION 8.  INDEMNIFICATION.

         (a) Indemnification by Duck Head. Duck Head agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, each Holder of Registrable Securities, its officers, directors, employees, partners, principals, advisors and agents, and each Person who controls such Holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and reasonable expenses (including reasonable costs of investigation and reasonable legal fees and expenses) resulting from any untrue statement of a material fact in or any omission of a material fact required to be stated in, any Registration Statement or in any preliminary or final Prospectus, or any amendment or supplement thereto, or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information furnished to Duck Head by any Holder or any underwriter expressly for use therein. Duck Head will also indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each Person who controls such underwriters (within the meaning of the Securities Act), to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if so requested, provided that such underwriters indemnify Duck Head, its officers, directors, shareholders, employees, advisors and agents, and each Person that controls Duck Head, to the same extent as provided in Section 8(b) hereof. Notwithstanding the foregoing, Duck Head shall not indemnify any of the foregoing Persons if the Person asserting any such losses, claims, damages, liabilities or expenses purchased Registrable Securities that are the subject thereof from any underwriter and if such Person was not sent or given a copy of the final Prospectus at or prior to the confirmation of the sale of such Registrable Securities to such Person in any case where such sending or giving is required by the Securities Act.

         (b) Indemnification by Holders of Registrable Securities. In connection with any Registration Statement covering Registrable Securities of a Holder, each such Holder will furnish to Duck Head in writing such information as Duck Head reasonably requests for use in connection with any such Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, Duck Head, its officers, directors, shareholders, employees, advisors and agents, and each Person who controls Duck Head (within the meaning of the Securities Act), against any losses, claims, damages, liabilities and reasonable expenses resulting from any untrue statement of a material fact in, or any omission of a material fact required to be stated in, the Registration Statement or in any preliminary or final Prospectus, or any amendment or supplement thereto, or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished by such Holder to Duck Head specifically for inclusion therein. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than two times the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Duck Head and the other Persons described above shall be entitled to receive indemnities from underwriters participating in the distribution, to the same extent as provided above, with respect to information so furnished in writing by such underwriters specifically for inclusion in any Registration Statement or in any preliminary or final Prospectus, or any amendment or supplement thereto.

         (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in, but not control, the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified Person, unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party in a timely manner, or (C) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of any such claim as to which such conflict of interest may exist). The indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnified party will be required to consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel for all Persons indemnified by such indemnifying party with respect to such claim, as well as one local counsel in each relevant jurisdiction.

         (d) Contribution. If for any reason the indemnification provided for in
Section 8(a) or 8(b) hereof is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Sections 8(a) and 8(b) hereof, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party and the indemnified party, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that no indemnifying Holder shall be required to contribute an amount greater than two times the dollar amount of the net proceeds received by such indemnifying Holder with respect to the sale of the Registrable Securities giving rise to such indemnification obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

        SECTION 9. RULE 144. For so long as there are at least 50,000 Restricted
Securities:

         (a) Duck Head shall use its reasonable best efforts to make publicly available and available to the Holders, pursuant to Rule 144, such information as is necessary to enable the Holders to make sales of Registrable Securities pursuant to that Rule;

         (b) Duck Head shall use its reasonable best efforts to file timely with the SEC all documents and reports required of Duck Head under the Exchange Act; and

         (c) Duck Head shall furnish to any Holder, upon reasonable request, a written statement executed on behalf of Duck Head as to the then status of its compliance with the current public information requirements of Rule 144.

         SECTION 10. NO CONFLICTING UNDERTAKINGS. Duck Head has not previously and shall not in the future enter into any agreement, arrangement or understanding with respect to its securities that directly conflicts with the rights granted to the Holders of Registrable Securities in this Undertaking.

         SECTION 11. AMENDMENTS AND WAIVERS. The provisions of this Undertaking, including the provisions of this Section 11, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless Duck Head has obtained the written consent of Holders of a majority of the Registrable Securities then outstanding. Whenever the consent or approval of Holders of a specified number of Registrable Securities is required hereunder, Registrable Securities held by Duck Head or any of its controlled Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required number.

         SECTION 12. SPECIFIC PERFORMANCE. Duck Head acknowledges and agrees that the Holders would be damaged irreparably in the event any of the covenants contained in this Undertaking are not performed in accordance with their specific terms or otherwise are breached. Accordingly, Duck Head agrees that the Holders shall be entitled to an injunction or injunctions to prevent breaches of the covenants contained in this Undertaking and to enforce specifically this Undertaking and the covenants contained herein, in addition to any other remedy to which the Holders may be entitled at law or in equity, without proving damages or that monetary damages would not be an adequate remedy for such breach. The remedies provided for or permitted by this Undertaking shall be cumulative and the exercise by any party of any remedy provided for herein or available hereunder shall not preclude the assertion or exercise by such party of any other right or remedy provided for herein or available hereunder.

         SECTION 13. NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or air-courier guaranteeing overnight delivery:

          (a) If to a Holder of Registrable Securities, at the most current address for such Holder, as it appears on the books of Duck Head; and

          (b) If to Duck Head, at its principal executive offices as set forth in its SEC filings made under the Exchange Act, Attn: Chief Financial Officer.

All such notices and other communications shall be deemed to have been delivered and received upon reasonable proof of same.

         SECTION 14. SUCCESSORS AND ASSIGNS. This Undertaking shall be binding on and inure to the benefit of Duck Head and its successors and assigns and Roberti and his heirs, personal representatives, successors and permitted assigns. No Holder may assign any of his, her or its rights under this Undertaking, except (i) by operation of the laws of descent or to a spouse, child or trust for the benefit of a spouse or child to whom such Holder transfers Registrable Securities and (ii) except in connection with the transfer of at least 100,000 shares of Registrable Securities.

         SECTION 15. TERMINATION. This Agreement, including without limitation Holders' rights under Section 3 and 4 hereof, shall terminate when there are no more Restricted Securities outstanding or, if earlier, on December 31, 2001 if no Employment Termination Event has occurred by that date.

         SECTION 16. HEADINGS. The headings in this Undertaking are inserted for convenience only and shall not constitute a part hereof.

         SECTION 17. GOVERNING LAW. This undertaking shall be governed by and construed and enforced in accordance with the laws of the state of Georgia applicable to contracts made and to be entirely performed therein.

         SECTION 18. ENTIRE UNDERTAKING. This Undertaking states the entire agreement of Duck Head with respect to the subject matter hereof.

         IN WITNESS WHEREOF, Duck Head has duly executed and delivered this Undertaking as of the date first written above.


                                            DUCK HEAD APPAREL COMPANY, INC.


Attest:                                     By:  /s/ Robert D. Rockey. Jr.
         ----------------------------           -------------------------------
         Secretary                              Robert D. Rockey, Jr.,
                                                Chairman and Chief Executive
                                                        Officer


I CONSENT TO THE FOREGOING

/s/ WILLIAM V. ROBERTI
-------------------------------